NEITHER THIS WARRANT NOR THE SHARES OF COMMON STOCK UNDERLYING THIS WARRANT WERE
ISSUED IN A REGISTERED TRANSACTION UNDER THE SECURITIES ACT OF 1933 (AS AMENDED,
THE "SECURITIES  ACT").  THE SECURITIES  EVIDENCED HEREBY MAY NOT BE TRANSFERRED
WITHOUT (i) AN OPINION OF COUNSEL  SATISFACTORY TO THE ISSUER THAT SUCH TRANSFER
MAY BE LAWFULLY  MADE  WITHOUT  REGISTRATION  UNDER THE  SECURITIES  ACT AND ALL
APPLICABLE STATE SECURITIES LAW; OR (ii) SUCH REGISTRATION.

                  WARRANT TO PURCHASE SHARES OF COMMON STOCK

                       ELDORADO ARTESIAN SPRINGS, INC.

      Warrant No. CMB - 1

     THIS WARRANT TO PURCHASE SHARES OF COMMON STOCK ("WARRANT") CERTIFIES THAT,
for value received,  Capital Merchant Bank, LLC, an Illinois  limited  liability company, 240 E. Witchwood Lane, Lake Bluff, IL 60044 (the "Holder"), is entitled to  subscribe  for and  purchase  from  Eldorado  Artesian  Springs,  Inc.  (the
"Company"),  a corporation organized and existing under the laws of the State of
Colorado,  at the Warrant  Exercise  Price  specified  below during the exercise period specified below to and including January 4, 2008 (the "Expiration  Date")
One Million  (1,000,000)  fully paid and  nonassessable  shares of Common Stock,
$0.001 par value per share,  of the Company  (the  "Common  Stock")  (subject to vesting and adjustment as noted below).

     The exercise  price of this Warrant  (subject to adjustment as noted below)
shall be three dollars ($3.00) per share (the "Warrant  Exercise  Price").  This
Warrant is issued on January 4, 2005.

     This Warrant is subject to the following provisions, terms, and conditions:

     1.   Vesting and Exercise.

     (a) This Warrant shall be exercisable at any time, as to the amount of then
Vested  Shares (as defined  below) or any  portion  thereof,  by the  registered
Holder by  payment  of the  Warrant  Exercise  Price  per  share in  immediately available funds to the Company at any time prior to 5:00 p.m., Colorado time, on the Expiration Date.

     (b) The number of shares of Common  Stock for which this  Warrant  shall be exercisable  at any time (the "Vested  Shares")  shall be determined as follows:
the amount of Vested  Shares from and after the date of issuance set forth above shall be 350,000;  an additional  350,000 shares shall become Vested Shares upon the Company's  payment of the "2nd  Installment,"  as defined in Exhibit A, Part
III(B) to that certain  Management  Consulting and Finders Agreement dated as of
January 4, 2005,  by and between  the  Company  and the Holder (the  "Consulting
Agreement");  and the remaining  300,000  shares shall become Vested Shares upon the Company's  payment of the "3rd  Installment,"  as defined in Exhibit A, Part
III(B) to the Consulting  Agreement;  provided,  however, that there shall be no vesting from and after the date of termination of the Consulting Agreement,  and no shares shall become Vested Shares on or after that date.

     (c) In addition to and without  limiting the rights of the Holder under the terms of this  Warrant,  the Holder may elect to  surrender  this Warrant or any portion thereof for the purchase of Vested Shares of Common Stock, the aggregate value of which  shares  shall be equal to the  amount by which  the fair  market value per share exceeds the Warrant Exercise Price per share times the number of
Warrants  surrendered  (a  "Cashless  Exercise").  To exercise  this  Warrant by
Cashless  Exercise,  the Holder shall  surrender  this Warrant at the  principal office of the Company together with notice of the Holder's  intention to utilize the Cashless Exercise  procedure,  in which event the Company shall issue to the
Holder the number of shares of the  Company's  Common Stock  computed  using the following formula:

                                 X = PY (A-B)
                                     --------
                                        A
                  Where:

               X    = The  number of shares of Common  Stock to be issued to the
                    Holder.

               P    = The  percentage of Vested Shares  underlying  this Warrant being exercised.

               Y    =  The  number  of  Vested  Shares  purchasable  under  this
                    Warrant.

               A    = The fair market value of one share of the Company's Common
                    Stock, as quoted on the over-the-counter  bulletin board, or its  successor,  at the close of trading on the last trading day preceding the date of exercise;  or if not so quoted, at a price determined by a reputable investment banker selected by Holder and reasonably acceptable to the Company.

               B    = Exercise Price.

     2.  Representations  and  Warranties.  The Company  represents and warrants that:

          (a) the  Company has all  requisite  power and  authority  to execute, issue and perform this Warrant and to issue the Common Stock;

          (b) this Warrant has been duly  authorized by all necessary  corporate action,  has been duly executed and  delivered,  and is a legal and binding obligation of the Company;

          (c) all shares  which may be issued  upon the  exercise  of the rights represented by this Warrant according to the terms hereof or represented by the Common Stock will, upon issuance,  be duly authorized and issued, fully paid, and nonassessable; and

          (d) during  the period  within  which the rights  represented  by this
     Warrant may be  exercised,  the Company will at all times have  authorized, and  reserved  for the  purpose of issue or transfer  upon  exercise of the subscription  rights  evidenced by this  Warrant,  a  sufficient  number of shares of its  Common  Stock to  provide  for the  exercise  of the  rights represented by this Warrant.

     3. Adjustments.

          (a) In case the Company shall

               (i)  declare a dividend  upon the Common Stock  payable in Common
                    Stock   (other   than  a  dividend   declared  to  effect  a
                    subdivision of the  outstanding  shares of Common Stock,  as described in  subparagraph  (b) below) or any obligations or any  shares of stock of the  Company  which are  convertible into or exchangeable  for Common Stock (such  obligations or
                    shares   of  stock   being   hereinafter   referred   to  as
                    "Convertible  Securities"),  or in any  rights or options to purchase any Common Stock or Convertible Securities, or

               (ii) declare any other  dividend  or make any other  distribution upon the Common Stock payable otherwise than out of earnings or earned surplus,

     then thereafter the holder of this Warrant upon the exercise hereof will be entitled  to  receive  the  number of shares of Common  Stock to which such holder shall be entitled upon such  exercise,  and, in addition and without further payment therefor,  such number of shares of Common Stock, such that upon  exercise  hereof,  such  holder  would  receive  as a result  of each dividend  described in clause (i) above and each  dividend or  distribution described in clause (ii) above which such holder would have received by way of any such dividend or distribution if, continuously since the record date for any such dividend or distribution,  such holder (x) had been the record holder of the number of shares of Common Stock then  received,  and (y) had retained all dividends or distributions  in stock or securities  (including
     Common  Stock or  Convertible  Securities,  or in any  rights or options to purchase any Common Stock or Convertible  Securities) payable in respect of such  Common  Stock  or in  respect  of any  stock  or  securities  paid as dividends or distributions and originating directly or indirectly from such
     Common Stock. For the purposes of the foregoing, a dividend or distribution other than in cash shall be  considered  payable out of earnings or surplus only to the extent  that such  earnings  or surplus  are  charged an amount equal to the fair  value of such  dividend  as  determined  by the Board of
     Directors of the Company.

          (b) In case the Company shall at any time  subdivide  its  outstanding shares of Common  Stock  into a greater  number of  shares,  the  number of shares subject to this Warrant  immediately prior to such subdivision shall be  proportionately  increased,  and  conversely,  in case the  outstanding shares of Common  Stock of the  Company  shall be  combined  into a smaller number of shares, the number of shares subject to this Warrant  immediately prior to such combination shall be proportionately reduced.

          (c) If any capital  reorganization or  reclassification of the capital stock of the Company,  consolidation  or merger of the Company with another corporation,  or the  sale of all or  substantially  all of its  assets  to another  corporation shall be effected in such a way that holders of Common
     Stock  shall be  entitled  to receive  stock,  securities,  or assets  with respect to or in exchange for Common  Stock,  then,  as a condition of such reorganization,  reclassification,  consolidation,  merger, or sale, lawful and  adequate  provision  shall be made  whereby  the holder  hereof  shall thereafter have the right to purchase and receive,  upon the basis and upon the terms  and  conditions  specified  in this  Warrant  and in lieu of the
     shares  of  the  Common  Stock  of  the  Company  immediately   theretofore
     purchasable  and  receivable  upon the  exercise of the rights  represented hereby,  such  shares  of stock,  securities  or assets as may be issued or payable with respect to or in exchange for a number of  outstanding  shares of  such  Common  Stock  equal  to the  number  of  shares  of  such  stock immediately theretofore purchasable and receivable upon the exercise of the
     rights  represented  hereby  had  such  reorganization,   reclassification,
     consolidation,  merger,  or sale not  taken  place,  and in any  such  case appropriate  provision  shall  be  made  with  respect  to the  rights  and interests  of the  holder of this  Warrant  to the end that the  provisions hereof  (including  without  limitation  provisions for  adjustments of the
     Warrant  Exercise  Price and of the number of shares  purchasable  upon the exercise of this Warrant) shall thereafter be applicable,  as nearly as may be, in relation to any shares of stock,  securities,  or assets  thereafter deliverable upon the exercise hereof.

          (d) If the Company issues or grants any rights or options to subscribe for or to  purchase  shares of Common  Stock at a price per share of Common
     Stock  less  than  both of (I) the  Warrant  Exercise  Price,  and (II) the then-current  Market  Price (as defined  below) per share of Common  Stock, then the total number of shares of Common Stock  issuable  upon exercise of this Warrant shall be increased by an amount  determined by multiplying (I)
     the number of shares of Common Stock for which this Warrant is  exercisable immediately  prior  to such  adjustment  by (II) an  amount  determined  by dividing (i) the number of shares of Common Stock  underlying the rights or options  giving rise to such  adjustment by (ii) the total number of shares of Common Stock then outstanding.

          (e) Upon  each  adjustment  in the  number  of  shares  the  holder is entitled to purchase upon exercise of this  Warrant,  the Warrant  Exercise
     Price hereunder shall be appropriately  adjusted such that the Holder shall hold  Warrants  entitling  Holder to  purchase  the  number of shares as so adjusted for an aggregate  Warrant  Exercise  Price equal to the  aggregate
     Warrant Exercise Price in effect immediately prior to such adjustment. Upon any adjustment of the shares purchasable upon exercise of this Warrant, the number  of  Vested  Shares  determined  in  accordance  with  1(b) (and the calculations therein with respect to the number of Vested Shares ) shall be adjusted pro rata to reflect such adjustments to the total number of shares purchasable upon exercise of this Warrant.

          (f) In case any time:

               (i)  any of the adjustments required by 3(a) through (e) occur;

               (ii) the Company shall make any distribution  (other than regular cash dividends) to the holders of its capital stock;

               (iii)the  Company  shall offer for  subscription  pro rata to the holders of its capital stock any additional  shares of stock of any class or other rights; or

               (iv) there  shall  be a  voluntary  or  involuntary  dissolution, liquidation or winding up of the Company;

     then,  in any one or more of said  cases,  the Company  shall give  written notice, by first-class mail,  postage prepaid,  addressed to the registered holder of this  Warrant at the address of such holder as shown on the books of the  Company,  of the date on which (x) the books of the  Company  shall
     close  or  a  record  shall  be  taken  for  such  dividend,   subdivision,
     distribution,   or  subscription   rights,  or  (y)  such   reorganization,
     reclassification,  consolidation, merger, sale, dissolution, liquidation or winding up, or conversion or redemption  shall take place,  as the case may
     be.  Such  notice  shall also  specify  the date as of which the holders of capital stock of record shall  participate in such dividend,  distribution, or  subscription  rights,  or shall be entitled to exchange  their  capital
     stock   for   securities   or  other   property   deliverable   upon   such
     reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, or conversion or redemption, as the case may be.
     Such  written  notice  shall be given at least ten (10)  days  prior to the action in question and not less than ten (10) days prior to the record date or the date on which the  Company's  transfer  books are  closed in respect thereto.

          (g) No  fractional  shares of Common  Stock  shall be issued  upon the exercise of this  Warrant,  but,  instead of any  fraction of a share which would otherwise be issuable, the Company shall pay a cash adjustment (which may be  effected  as a  reduction  of the  amount to be paid by the  holder hereof upon such  exercise) in respect of such  fraction in an amount equal to the same  fraction of the Market  Price per share of Common  Stock as of the close of business on the date of the notice  required by Section  3(e).
     "Market  Price"  shall mean,  if the Common Stock is traded on a securities exchange or on the NASDAQ System,  the average of the closing prices of the
     Common  Stock on such  exchange  or the NASDAQ  System on the  twenty  (20)
     trading days ending on the trading day prior to the date of  determination, or, if the Common Stock is otherwise traded in the over-the-counter market, the  average of the  closing  bid prices on the twenty  (20)  trading  days ending on the  trading  day prior to the date of  determination.  If at any time the Common Stock is not traded on an exchange or the NASDAQ System, or otherwise traded in the over-the-counter  market, the Market Price shall be deemed to be the higher of

               (i)  the  book  value  thereof  as  determined  by  any  firm  of
                    independent  public   accountants  of  recognized   standing
                    selected by the Board of  Directors of the Company as of the last  day  of  any  month  ending  within  sixty  (60)  days preceding  the date as of which the  determination  is to be made, or

               (ii) the fair value thereof determined in good faith by the Board of  Directors  of the  Company  as of a date which is within fifteen (15) days of the date as of which the  determination is to be made.

     4. No Voting  Rights.  This Warrant  shall not entitle the Holder hereof to any voting rights or other rights as a stockholder of the Company.

     5.  Restrictions  on Transfer.  This Warrant and the shares of Common Stock issued  or  issuable  through  the  exercise  of this  Warrant  are  "restricted securities"  under the  Securities  Act of 1933 (the  "Securities  Act") and the
rules and regulations  promulgated thereunder and may not be sold,  transferred, pledged,  or hypothecated  without such  transaction  being registered under the
Securities Act and  applicable  state laws or the  availability  of an exemption therefrom that is established to the  satisfaction  of the Company;  a legend to this  effect  shall  appear  on this  Warrant  and,  unless  the  issuance  is a registered  transaction,  on all shares of Common Stock issued upon the exercise hereof. The holder of this Warrant, by acceptance hereof, agrees to give written notice to the Company  before  transferring  this  Warrant or  transferring  any
Common  Stock  issuable  or issued  upon the  exercise  hereof of such  holder's intention to do so,  describing  briefly the manner of any proposed  transfer of this  Warrant or such  holder's  intention as to the  disposition  to be made of shares of Common Stock issuable or issued upon the exercise hereof.  Such holder shall also  provide the Company with an opinion of counsel  satisfactory  to the
Company to the effect that the proposed  transfer of this Warrant or disposition of shares may be  effected  without  registration  or  qualification  (under any federal or state law) of this Warrant or the shares of Common Stock  issuable or issued upon the exercise hereof. Upon receipt of such written notice and opinion by the Company,  such holder shall be entitled to transfer this  Warrant,  or to exercise  this  Warrant in  accordance  with its terms and dispose of the shares received  upon such  exercise or to dispose of shares of Common  Stock  received upon the previous exercise of this Warrant,  all in accordance with the terms of the notice delivered by such holder to the Company, provided that an appropriate legend respecting the aforesaid  restrictions on transfer and disposition may be endorsed on this Warrant or the certificates for such shares.

     6.  Transfer  Procedures.  Subject  to the  provisions  of  Section 5, this
Warrant and all rights hereunder are  transferable,  in whole or in part, at the principal  office  of the  Company  by the  holder  hereof  in person or by duly authorized  attorney,  upon surrender of this Warrant  properly  endorsed.  Each taker and holder of this  Warrant,  by taking or holding the same,  consents and agrees that the bearer of this  Warrant,  when  endorsed,  may be treated by the
Company and all other  persons  dealing with this Warrant as the absolute  owner hereof  for any  purpose  and as the  person  entitled  to  exercise  the rights represented  by this  Warrant,  or to the  transfer  hereof  on the books of the
Company, any notice to the contrary notwithstanding;  but until such transfer on such books, the Company may treat the registered  holder hereof as the owner for all purposes.

     7. Registration Rights.

          (a) If at any time the Company proposes to register the sale of shares of Common Stock  (whether for itself or any of its security  holders) under the Securities Act and the registration form to be used may be used for the
     registration   of   shares    underlying   this   Warrant   (a   "Piggyback
     Registration"),  the Company shall give prompt written notice to the Holder of its intention to effect such a registration and, subject to Section 7(b)
     below,  shall  include  in such  registration  all  shares of Common  Stock underlying  this  Warrant  with  respect to which the Company has  received
     Holder's written request for inclusion in such registration,  provided that such request  must be received by Company  within 20 days after the date of the Company's notice to Holder. The Registration  Expenses in all Piggyback
     Registrations shall be paid by the Company.

          (b)  If  a  Piggyback   Registration   is  an   underwritten   primary
     registration  on behalf of the  Company or a  successor,  and the  managing underwriters advise the Company in writing that in their opinion the number of shares of Common  Stock  requested  to be included in such  registration exceeds the number  which can be sold in such  offering  without  adversely affecting the marketability of the offering, the Company shall exclude from such  registrations  the excess amount of shares of Common Stock, and shall include in such registration (i) first, the securities the Company proposes to sell;  (ii) second,  shares of Common Stock  requested to be included in such  registration  by the holders of all  securities of the Company having registration  rights,  prorata  among the owners of such  securities on the basis of the  number  of shares of  Common  Stock or  equivalent  shares of
     Common Stock owned by each such owner,  and (iii) third,  other  securities requested to be included in such registration, in the Company's discretion.

          (c) Whenever the Holder has requested  that any shares of Common Stock underlying  this  Warrant be  registered  pursuant  to this  Section 7, the
     Company shall use its best efforts to effect the  registration and the sale of such  shares in  accordance  with the  intended  method  of  disposition thereof,  and  pursuant  thereto  the  Company  shall as  expeditiously  as possible:

               (i)  notify the Holder of the  effectiveness of each registration statement  filed  hereunder  and  prepare  and file with the
                    Securities  and  Exchange  Commission  such  amendments  and
                    supplements   to  such   registration   statement   and  the
                    prospectus used in connection  therewith as may be necessary to keep such registration  statement  effective for a period of not less than 180 days and comply with the  provisions of the  Securities  Act with respect to the  disposition of all securities  covered by such  registration  statement  during such  period in  accordance  with the  intended  methods  of disposition  by  the  sellers  thereof  set  forth  in  such registration statement;

               (ii) furnish   the   Holder   such   number  of  copies  of  such
                    registration   statement,   each  amendment  and  supplement
                    thereto,   the  prospectus  included  in  such  registration
                    statement  (including each preliminary  prospectus) and such other  documents  as such seller may  reasonably  request in order to facilitate the  disposition of the shares of Common
                    Stock underlying this Warrant;

               (iii)use its best  efforts to  register  or qualify the shares of
                    Common  Stock  underlying  this  Warrant  under  such  other securities or blue sky laws of such  jurisdictions as Holder reasonably requests and do any and all other acts and things which may be  reasonably  necessary  or  advisable to enable
                    Holder to consummate the  disposition in such  jurisdictions of the  shares  of  Common  Stock  underlying  this  Warrant
                    (provided  that the  Company  shall not be  required  to (A)
                    qualify  generally to do business in any jurisdiction  where it would not  otherwise  be required to qualify but for this subsection,  (B)  subject  itself  to  taxation  in any such jurisdiction or (C) consent to general service of process in any such jurisdiction);

               (iv) notify  Holder,  at  any  time  when a  prospectus  relating thereto is required  to be  delivered  under the  Securities
                    Act, of the  happening of any event as a result of which the prospectus included in such registration  statement contains an untrue  statement  of a  material  fact or omits any fact necessary  to make the  statements  therein not  misleading, whereupon  Holder  shall  cease  distributing  any shares of
                    Common  Stock until,  at the request of Holder,  the Company shall prepare a supplement  or amendment to such  prospectus so that, as thereafter  delivered to the  purchasers of such shares of Common Stock, such prospectus shall not contain an untrue  statement  of a  material  fact or omit to state any
                    fact   necessary   to  make  the   statements   therein  not
                    misleading; and

               (v)  use its best efforts to comply with all applicable rules and regulations of the Securities and Exchange  Commission,  and in the event of the  issuance  of any stop order  suspending the  effectiveness  of a registration  statement,  or of any order  suspending  or  preventing  the  use of  any  related prospectus or  suspending  the  qualification  of any equity securities included in such registration  statement for sale in any jurisdiction,  the Company shall use its best efforts promptly to obtain the withdrawal of such order.

          (d)  All  expenses  incident  to  the  Company's   performance  of  or
     compliance   with  this  Section  7,  including   without   limitation  all
     registration  and  filing  fees,  fees  and  expenses  of  compliance  with securities or blue sky laws, NASD fees,  printing  expenses,  messenger and delivery  expenses,  fees and  disbursements  of  custodians,  and fees and disbursements  of counsel  for the Company  and all  independent  certified public  accountants,  fees (up to $5,000) and  disbursements of one counsel for the Holder,  underwriters  (excluding  discounts and  commissions)  and other  persons  retained by the Company  (all such  expenses  being  herein called "Registration Expenses"),  shall be borne by the Company as provided in this Section 7.

          (e) The Company agrees to indemnify,  to the extent  permitted by law,
     Holder,  its officers  and  directors  and each person who controls  Holder
     (within  the meaning of the  Securities  Act)  against all losses,  claims, damages,  liabilities  and expenses  caused by any untrue or alleged untrue statement of material fact contained in any registration statement filed by the Company,  prospectus prepared by the Company or preliminary  prospectus or any amendment  thereof or supplement  thereto or any omission or alleged omission of a material fact  required to be stated  therein or necessary to make the statements therein not misleading,  except insofar as the same are caused by or  contained  in any  information  furnished  in  writing to the
     Company  by Holder  expressly  for use  therein or by  Holder's  failure to deliver  a  copy  of  the  registration  statement  or  prospectus  or  any amendments or  supplements  thereto after the Company has furnished  Holder with a  sufficient  number of copies of the  same.  In  connection  with an underwritten offering, the Company shall indemnify such underwriters, their officers  and  directors  and each person who  controls  such  underwriters
     (within the meaning of the  Securities  Act) to at least the same extent as provided above with respect to the  indemnification of the Holder issued by the Company.

          (f) In connection with any  registration  statement in which Holder is participating,  each Holder  shall  furnish to the Company in writing  such information  and affidavits as the Company  reasonably  requests for use in connection with any such  registration  statement or prospectus and, to the extent  permitted by law,  shall  indemnify the Company,  its directors and officers and each person who  controls  the Company  (within the meaning of the Securities Act) against any losses,  claims,  damages,  liabilities and expenses  resulting from any untrue or alleged untrue statement of material fact  contained in the  registration  statement,  prospectus or preliminary prospectus or any amendment  thereof or supplement  thereto or any omission or alleged  omission of a material  fact  required to be stated  therein or necessary to make the statements  therein not  misleading,  but only to the extent  that  such  untrue  statement  or  omission  is  contained  in  any information or affidavit so furnished in writing by Holder.

          (g) Any person entitled to indemnification  under this Section 7 shall
     (i) give prompt written notice to the indemnifying  party of any claim with respect to which it seeks  indemnification  (provided  that the  failure to give prompt notice shall not impair any person's  right to  indemnification hereunder to the extent such failure has not  prejudiced  the  indemnifying party) and (ii) unless in such indemnified  party's  reasonable  judgment a conflict of interest between such indemnified and indemnifying  parties may exist with respect to such claim,  permit such indemnifying party to assume the  defense of such  claim with  counsel  reasonably  satisfactory  to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement  made by the indemnified party without its consent. An indemnifying party who is not entitled to, or elects not to,  assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties  indemnified by such  indemnifying  party  with  respect  to such  claim,  unless in the reasonable  judgment of any  indemnified  party a conflict of interest  may exist  between  such  indemnified  party and any other of such  indemnified parties with respect to such claim.

          (h) The indemnification provided for under this Section 7 shall remain in full  force and effect  regardless  of any  investigation  made by or on behalf of the  indemnified  party or any officer,  director or  controlling person  of such  indemnified  party  and  shall  survive  the  transfer  of securities.  In  order to  provide  for  contribution  in any case in which either  (i)  Holder  makes a claim  for  indemnification  pursuant  to this
     Section 7 but it is judicially determined (by the entry of a final judgment or decree by a court of competent  jurisdiction  and the expiration of time
     to  appeal  or  the  denial  of  the  last  right  of  appeal)   that  such
     indemnification  may not be enforced in such case  notwithstanding the fact that this  Section 7 provides  for  indemnification  in such case,  or (ii)
     contribution under the Securities Act may be required on the part of Holder in circumstances for which  indemnification  is provided under this Section
     7; then, in each such case,  the Company and Holder will  contribute to the aggregate losses, claims, damages or liabilities which they would otherwise be obligated to indemnify under Sections 7(e) and 7(f) (after  contribution from  others) in such  proportions  so that Holder is  responsible  for the
     portion  of  such  aggregate   losses,   claims,   damages  or  liabilities
     represented by the percentage  that the public offering price of its shares of Common Stock offered by the  registration  statement bears to the public offering price of all securities  offered by such  registration  statement, and the  Company  is  responsible  for  the  remaining  portion;  provided, however, that, no person or entity guilty of fraudulent  misrepresentation, within  the  meaning  of  Section  11(f) of the  Securities  Act,  shall be entitled  to  contribution  from any  person or entity who is not guilty of such fraudulent misrepresentation.

          (i) Holder may not participate in any registration  under this Section
     7 which is underwritten unless Holder (i) agrees to sell Holder's shares of
     Common  Stock  on  the  basis  provided  in any  underwriting  arrangements approved by the Company and (ii) completes and executes all questionnaires,
     powers  of  attorney,   indemnities,   underwriting  agreements  and  other
     documents required under the terms of such underwriting arrangements.

     8.   Miscellaneous.

          (a)  Notices,  Etc. All notices and other  communications  required or permitted  hereunder  shall be in writing and shall be mailed by registered or certified mail, postage prepaid, by facsimile transmission or electronic mail, or otherwise delivered by hand or by messenger, addressed

          (i)  if to a holder of this  Warrant,  at such  holder's  address  set forth on the books of the  Company,  or at such other  address as such holder shall have furnished to the Company in writing; or

          (ii) if to the  Company,  one  copy  should  be sent to the  Company's current  address at 1783  Dogwood  Street,  Louisville,  Colorado
               80027,  or at  such  other  address  as the  Company  shall  have designated by notice.

Each such notice or other communication shall for all purposes of this Agreement be treated  as  effective  or having  been given  when  delivered  if  delivered personally;  if sent by first class, postage prepaid mail, at the earlier of its receipt  or  seventy-two  (72)  hours  after  the same has been  deposited  in a regularly  maintained  receptacle  for the  deposit of the United  States  mail, addressed  and mailed as  aforesaid;  or, if sent by facsimile  transmission  or electronic mail as of the date delivery is confirmed by the sender's equipment.

          (b) Severability.  If any provision of this Agreement shall be held to be illegal,  invalid,  or unenforceable,  such illegality,  invalidity,  or unenforceability  shall attach only to such  provision and shall not in any manner  affect or  render  illegal,  invalid,  or  unenforceable  any other provision of this Agreement,  and this Agreement shall be carried out as if any such illegal,  invalid,  or unenforceable  provision were not contained herein.

          (c) Governing  Law.  This Warrant will be governed in accordance  with federal law to the extent  applicable  and by the internal law, not the law of conflicts, of the State of Colorado.

     IN WITNESS WHEREOF, Eldorado Artesian Springs, Inc. has caused this Warrant to be signed by its duly authorized officer and dated as of January 4, 2005.

                                    ELDORADO ARTESIAN SPRINGS, Inc.

                                    By _______________________________________
                                    Title:____________________________________

                              SUBSCRIPTION FORM

         To be Executed by the Holder of this Warrant if such Holder
            Desires to Exercise this Warrant in Whole or in Part:

To:   Eldorado Artesian Springs, Inc. (the "Company")

     The  undersigned   _____________________________________  (Social  Security
number     or     taxpayer      identification     number     of     Subscriber:
_______________________________) hereby irrevocably elects to exercise the right of  purchase  represented  by this  Warrant  for,  and to  purchase  thereunder,
___________ shares of the Common Stock (the "Common Stock") provided for therein and  tenders  payment  herewith  to the order of the  Company  in the  amount of
$___________, such payment being made as provided on the face of this Warrant.

     The undersigned  requests that certificates for such shares of Common Stock be issued as follows:

      Name:  ______________________________________________________________

      Address:  ___________________________________________________________

      Deliver to:  ________________________________________________________

      Address:  ___________________________________________________________

and,  if such  number of shares of Common  Stock  shall not be all the shares of
Common Stock purchasable hereunder, that a new Warrant for the balance remaining of the shares of Common Stock  purchasable  under this Warrant be  registered in the name of, and delivered to, the undersigned at the address stated above.

Dated:  ____________________        _________________________________________
                                                  Signature

                                    Note:     The     signature    on    this
                                    Subscription  Form must  correspond  with
                                    the  name as  written  upon  the  face of
                                    this   Warrant   in   every   particular,
                                    without   alteration  or  enlargement  or
                                    any change whatever.

                              FORM OF ASSIGNMENT
                     (To Be Signed Only Upon Assignment)

     FOR VALUE  RECEIVED,  the undersigned  hereby sells,  assigns and transfers unto this  Warrant,  and  appoints  ________________________________________  to transfer  this  Warrant  on the  books of the  Company  with  the full  power of substitution in the premises.

Dated:  ____________________

In the presence of:

-------------------------------
                                    -----------------------------------------
                                    (Signature  must  conform in all  respects
                                    to the name of the holder as  specified on
                                    the   face   of   this   Warrant   without
                                    alteration,   enlargement  or  any  change
                                    whatsoever,  and  the  signature  must  be
                                    guaranteed in the usual manner)